Earnings Per Share	12 Months Ended
Mar. 31, 2022
Earnings per share [abstract]
Earnings Per Share	EARNINGS PER SHARE

Year ended	March 31,
	2022	2021
	$	$
Net loss	(15,548)	(17,338)

Weighted average number of Common Shares outstanding	85,297,843	58,209,375
Basic and diluted loss per share	(0.18)	(0.30)

The potentially dilutive outstanding equity instruments mentioned in Note 12 were not included in the calculation of diluted earnings per share since the Company incurred losses and the inclusion of these equity instruments would have an antidilutive effect.